                                                                    EXHIBIT 10.5

                              CARSDIRECT.COM, INC.

                              EMPLOYMENT AGREEMENT

     This Agreement is entered into as of June 21, 1999 (the "Effective Date"), by and between CarsDirect.com, Inc. a Delaware corporation (the "Company"), and Frederick G. Silny ("Executive").

     WHEREAS, the Company desires to retain the Executive as the Chief Financial Officer and President of the Company, and Executive desires to perform such service for the Company, on the terms and conditions as set forth herein;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by the parties as follows:

     1.  Duties and Scope of Employment.
         ------------------------------

         (a)  Position.  Executive shall be employed as Chief Financial Officer
              --------
of the Company.

         (b)  Duties.  During the term of the Executive's employment with the
              ------
Company, the Executive shall devote his full time, skill and attention to his duties and responsibilities, which the Executive shall perform faithfully, diligently and competently, and the Executive shall use his best efforts to further the business of the Company. During the term of this Agreement, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board, except that this provision shall not be interpreted to prohibit Executive from involvement in any charitable or community activity/organization that he is currently involved in and that does not materially interfere with his ability to perform his duties under this Agreement.

     2.  At-Will Employment.  Executive and the Company understand and
         ------------------
acknowledge that Executive's employment with the Company constitutes "at-will" employment. Executive and the Company acknowledge that this employment relationship may be terminated at any time with or without notice, with or without good cause or for any or no cause, at the option either of the Company or Executive.

     3.  Compensation, Fringe Benefits and Stock Options.
         -----------------------------------------------

     (a)  Base Salary. While employed by the Company pursuant to this
          -----------
Agreement, the Company shall pay the Executive as compensation for his service a base salary at the annualized rate of $150,000 (the "Base Salary") which amount shall be reviewed annually at a minimum by the Board. Such salary shall be paid periodically in accordance with normal Company payroll practices and subject to the usual and applicable required withholding. Executive understands and agrees that neither his job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of this Agreement.

         (b)  Cash Bonus.  In addition to the Base Salary, the Board may, in its
              ----------
discretion, award the Executive, during the Executive's employment with the Company pursuant to this Agreement, a cash bonus less applicable withholding, following the Board's review of Executive's employment on an annual basis at a minimum.

         (c)  Executive Benefits.  During his employment hereunder, Executive
              ------------------
shall be eligible to participate in the employee benefit plans currently and hereafter maintained by the Company of general applicability to other senior executives of the Company. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

         (d)  Stock Options.
              -------------

                (i)  Initial Grant.  Subject to approval by the Board of
                     -------------
Directors of the Company, Executive shall be granted a Nonstatutory Stock Option (as defined in the Company's 1998 Stock Plan). The Option shall consist of 401,606 shares of the Company's then issued and outstanding shares of Common Stock at an exercise price equal to the fair market value of the shares on the date of grant. The Option shall vest as to 5% of the shares immediately upon grant; 10% 6 months from the Vesting Commencement Date; the remaining unvested shares shall vest on a pro rata basis per quarter over the next 42 months, so that 401,606 shares subject to the Option shall be fully vested four years from the date of grant, subject to Executive continuing to render services to the Company as an employee. In all other respects, the Option shall be subject to the terms, definitions and provisions of the Company's 1998 Stock Option Plan and the Stock Option Agreement by and between Executive and the Company, all of which documents are incorporated herein by reference.

               (ii) Right to Purchase Additional Shares of Common Stock.
                    ---------------------------------------------------
Subject to approval by the Board of Directors of the Company, Executive shall be granted a warrant to purchase 50,000 shares of Common Stock of the Company. The exercise price of the warrant shall be $2.33 per share and the warrant shall be exercisable from the date on which the Board of Directors of the Company determines that the fair market value of the Common Stock of the Company is equal to or greater than $2.33 per share. Subject to approval by the Board of Directors of the Company, Executive shall also be granted an option to purchase an additional 50,000 shares of Common Stock of the Company at $2.33 per share, which warrant shall be exercisable upon the first to occur of (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, (ii) a Change of Control (as defined below); (iii) an Involuntary Termination (as defined below) of Executive within 12 months of the appointment of a new President or Chief Executive Officer of the Company or (iv) five years following the date hereof

     Acceleration.  Upon the occurrence of (i) a "Change of Control" (as defined
     ------------
below) or (ii) the appointment of a new President or Chief Executive Officer of the Company, which appointment is followed within twelve (12) months by an "Involuntary Termination" (as defined below), 50% of the unvested portion of the Option held by the Executive shall immediately vest and become exercisable in full. For purposes of this Agreement, "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving or resulting entity outstanding immediately after such merger or consolidation; or (ii) the consummation of the sale or disposition by the Company of a or substantially all the Company's assets. For purposes of this Agreement, "Involuntary Termination" shall mean termination of Executive's employment with the Company immediately following any of the following: (i) a reduction by the Company of the Executive's base salary as in effect immediately prior to such reduction; (ii) a material reduction by the Company in the kind or level of employee benefits to which the Executive is entitled immediately prior to such reduction with the result that the Executive's overall benefits package is significantly reduced; (iii) the material breach by the Company of a material provision of this Agreement which is not cured or waived by Executive within thirty (30) days following written notice thereof to the Company; or (iii) any purported termination of the Executive by the Company which is not effected for "Cause" (as defined below). For purposes of this Agreement, "Cause" shall mean (i) any act of personal dishonesty taken by the Executive in connection with the his responsibilities to the Company which is intended to result in substantial personal enrichment of the Executive, (ii) Executive's conviction of a felony which the Board reasonably believes has had or will have a material detrimental effect on the Company's reputation or business, (iii) a willful act by the Executive which constitutes misconduct and is injurious to the Company, and (iv) continued willful violations by the Executive of his obligations to the Company after there has been delivered to the Executive a written demand for performance from the Company which describes the basis for the Company's belief that the Executive has not substantially performed his duties.

     4.  Expenses.  The Company will pay or reimburse Executive for reasonable
         --------
travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder in accordance with the Company's established policies.

     5.  Confidential Information.  Executive agrees to continue to maintain the
         ------------------------
confidentiality of all confidential and proprietary information of the Company and agrees, if he has not done so already, to enter into the CarsDirect.com, Inc. Confidential Information and Invention Assignment Agreement.

     6.  Assignment.  This Agreement shall be binding upon and inure to the
         ----------
benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent. Any attempted assignment, transfer, conveyance or other disposition (other than as aforesaid) of any interest in the rights of Executive to receive any form of compensation hereunder shall be null and void.

     7.  Notices.  All notices, requests, demands and other communications
         -------
called for hereunder shall be in writing and shall be deemed given if delivered personally, one (1) day after mailing via Federal Express overnight or a similar overnight delivery service, or three (3) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors in interest at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

         If to the Company:  CarsDirect.com, Inc.
                             4312 Woodman Avenue, 3rd Floor
                             Sherman Oaks, California 94123

         If to Executive:    Frederick G. Silny
                             2247 W. Silverlake Drive
                             Los Angeles, California 90039

     8.  Severability.  In the event that any provision hereof becomes or
         ------------
is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     9.  Entire Agreement.  This Agreement, the Stock Option Plan, the Option
         ----------------
Agreement, and the Company's Confidential Information and Invention Assignment Agreement represent the entire agreement and understanding between the Company and Executive concerning Executive's employment relationship with the Company, and supersede in their entirety any and all prior agreements and understandings concerning Executive's employment relationship with the Company.

    10.  Arbitration and Equitable Relief.
         --------------------------------

     (a) Except as provided in Section 10(e) below, Executive agrees that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration, to the extent permitted by law, to be held in Los Angeles County, California in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

         (b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. Executive hereby expressly consents to the personal jurisdiction of the state and federal courts of Los Angeles County located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

         (c) Executive understands that nothing in this Section modifies Executive's at-will status. Either the Company or Executive can terminate the employment relationship at any time, with or without cause.

         (d) EXECUTIVE HAS READ AND UNDERSTANDS SECTION 10, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION TO THE EXTENT PERMITTED BY LAW, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EXECUTIVE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

              (i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION;

              (ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, AND THE FAIR LABOR STANDARDS ACT;

              (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

         (e) THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR A TEMPORARY RESTRAINING ORDER, PRELIMINARY INJUNCTION, OR OTHER INTERIM OR CONSERVATORY RELIEF, AS NECESSARY, WITHOUT BREACH OF THIS ARBITRATION AGREEMENT AND WITHOUT ABRIDGMENT OF THE POWERS OF THE ARBITRATOR.

     11.  No Oral Modification, Cancellation or Discharge.  This Agreement may
          -----------------------------------------------
only be amended, canceled or discharged in writing signed by Executive and the Company.

     12.  Governing Law.  This Agreement shall be governed by the internal
          -------------
substantive laws, but not the choice of law rules, of the State of California.

     13.  Acknowledgment.  Executive acknowledges that he has had the
          --------------
opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement,

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the respective dates set forth below.

                                    CARSDIRECT.COM, INC.

                                    By:    /s/ Scott Painter
                                       -------------------------------------

                                    Name:      Scott Painter
                                         -----------------------------------

                                    Title:     CEO
                                          ----------------------------------

                                    /s/ Frederick G. Silny
                                    ----------------------------------------
                                    Frederick G. Silny